EXHIBIT 99(4)

       REPORT OF INDEPENDENT ACCOUNTANTS ON FINANCIAL STATEMENT SCHEDULE

To the Board of
TYCO INTERNATIONAL LTD.
  (formerly Tyco Laboratories, Inc.)

    Our audits of the consolidated financial statements referred to in our report dated August 3, 1993 appearing in Exhibit 99(1) of this Current Report on Form 8-K also included an audit of the Financial Statement Schedule VIII prior to the retroactive restatement to account for the pooling of interests (not presented separately herein.) In our opinion, this Financial Statement Schedule presents fairly, in all material respects, the information set forth therein when read in conjunction with the related consolidated financial statements. We have not audited the consolidated financial statements of Tyco International Ltd. for any period subsequent to June 30, 1993.

                                          PRICE WATERHOUSE LLP

Boston, Massachusetts
August 3, 1993

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